UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 13, 2023

AUGMEDIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40890	83-3299164
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Sutter Street, Suite 1300, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 669-4885

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AUGX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Current Report on Form 8-K filed on June 9, 2023, Joseph W. Marks resigned from the board of directors (the “Board”) of Augmedix, Inc., (the “Company”) effective as of the date of the 2023 Annual Meeting of the Company’s Stockholders (the “Annual Meeting”), which was held on July 13, 2023. Dr. Marks’ resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. Dr. Marks plans to continue to advise the Company by serving as chair of the Company’s AI advisory council, which the Company expects will be formed within the next two to three months.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on July 13, 2023, the Company’s stockholders voted on four proposals and cast their votes as described below. The proposals are set forth in the Company’s definitive proxy statement for the Annual Meeting, filed on June 26, 2023. There were 40,992,685 shares of the Company’s common stock outstanding on the record date for the Annual Meeting.

Proposal 1: The Company’s stockholders elected three (3) nominees to the Board, as Class III directors, each to hold office for a three-year term and until the 2026 annual meeting of the Company’s stockholders or until his or her successor is duly elected and qualified.

NAME	FOR	WITHHELD	BROKER NON-VOTES
Jason Krikorian	31,556,437	11,034	3,620,941
Margie L. Traylor	28,934,746	2,632,725	3,620,941
Robert Faulkner	31,564,916	2,555	3,620,941

Proposal 2: The Company’s stockholders authorized, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock, including shares issuable upon the exercise of warrants, pursuant to the Securities Purchase Agreement (the “SPA”). The SPA was previously filed as Exhibit 10.2 to the Current Report on Form 8-K filed on June 14, 2023.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
31,562,237	3,229	2,005	3,620,941

Proposal 3: The Company’s stockholders authorized, in accordance with Nasdaq Listing Rule 5635(d), the adjustment to the exercise price of the warrants issued to Silicon Valley Bank, pursuant to the Warrant to Purchase Common Stock (the “Warrant”). The Warrant was previously filed as Exhibit 4.1 to the Current Report on Form 8-K filed on June 14, 2023.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
31,547,136	18,309	2,026	3,620,941

Proposal 4: The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, as set forth below.

FOR	AGAINST	ABSTAIN
35,184,582	2,830	1,000

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUGMEDIX, INC.

Dated: July 17, 2023	By:	/s/ Paul Ginocchio
Paul Ginocchio
Chief Financial Officer

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